EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 10/26/15                        /s/ Peter A. Dorsman

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: October 26, 2015                    /s/ L. Thomas Hiltz

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:     10/26/15                    /s/ D. P. Komnenovich

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 10/26/2015                    /s/ Edith Kelly-Green

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 10/26/15                    /s/ J. F. Meier

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: October 27, 2015                /s/ Vincent K. Petrella

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 10/26/15                    /s/ Jerry Sue Thornton

POWER OF ATTORNEY

          The undersigned director of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director of the Corporation, the Corporation’s Form S-8 for the 2015 Long-Term Performance Plan, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 10/26/2015                    /s/ Peter C. Wallace